Income Taxes (Q3)	9 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
Income Taxes
11.	Income Taxes

As a result of the Offering and Organizational Transactions, OneWater Inc owns a portion of the LLC Units of OneWater LLC, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, OneWater LLC is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by OneWater LLC is passed through to and included in the taxable income or loss of its members, including OneWater Inc, in accordance with the terms of the LLC Agreement. OneWater Inc is subject to U.S. federal income taxes, in addition to state and local income taxes with respect to the allocable share of any taxable income of OneWater LLC.

Our effective tax rate of 10.4% for the three months ending June 30, 2020 and 10.9% for the nine months ending June 30, 2020 differs from statutory rates primarily due to earnings allocated to non-controlling interests.

The Company recognizes deferred tax assets to the extent it believes these assets are more-likely-than-not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent results of operations. Based on our cumulative earnings history and forecasted future sources of taxable income, we believe that we will fully realize our deferred tax asset in the future. The Company has not recorded a valuation allowance.

The Company has recognized no uncertain tax positions.  Although the Company has not filed a corporate tax return, the basis of tax positions applied to our tax provisions substantially comply with applicable federal and state tax regulations, and we acknowledge the respective taxing authorities may take contrary positions based on their interpretation of the law. A tax position successfully challenged by a taxing authority could result in an adjustment to our provision or benefit for income taxes in the period in which a final determination is made.

Tax Receivable Agreement

OneWater Inc expects to obtain an increase in its share of the tax basis in the net assets of OneWater LLC when LLC Units are exchanged by the LLC Unitholders. Each exchange for outstanding shares of Class A common stock results in a corresponding increase in OneWater Inc’s ownership of LLC Units. These increases in tax basis may reduce the amounts that OneWater Inc would otherwise pay in the future to various taxing authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

In connection with the Offering, the Company entered into the Tax Receivable Agreement with certain of the Legacy Owners that will continue to be LLC Unitholders. The Tax Receivable Agreement generally provides for the payment by OneWater Inc to such LLC Unitholders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax (computed using the estimated impact of state and local taxes) that OneWater Inc actually realizes (or is deemed to realize in certain circumstances) in periods after the Offering as a result of, as applicable to each such LLC Unitholder, (i) certain increases in tax basis that occur as a result of OneWater Inc’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such LLC Unitholder’s LLC Units pursuant to the exercise of the Redemption Right or the Call Right (each as defined in the Tax Receivable Agreement) or that relate to prior transfers of such LLC Units that will be available to OneWater Inc as a result of its acquisitions of those units and (ii) imputed interest deemed to be paid by OneWater Inc as a result of, and additional tax basis arising from, any payments OneWater Inc makes under the Tax Receivable Agreement. OneWater Inc will retain the benefit of the remaining 15% of these net cash savings.

If the Internal Revenue Service or a state or local taxing authority challenges the tax basis adjustments that give rise to payments under the Tax Receivable Agreement and the tax basis adjustments are subsequently disallowed, the recipients of payments under the agreement will not reimburse the Company for any payments the Company previously made to them. Any such disallowance would be taken into account in determining future payments under the Tax Receivable Agreement and would, therefore, reduce the amount of any such future payments. Nevertheless, if the claimed tax benefits from the tax basis adjustments are disallowed, the Company’s payments under the Tax Receivable Agreement could exceed its actual tax savings, and the Company may not be able to recoup payments under the Tax Receivable Agreement that were calculated on the assumption that the disallowed tax savings were available.

The Tax Receivable Agreement provides that if (i) certain mergers, asset sales, other forms of business combinations, or other changes of control were to occur, (ii) there is a material breach of material obligations under the Tax Receivable Agreement, or (iii) it elects an early termination of the Tax Receivable Agreement, then the Tax Receivable Agreement will terminate and the Company’s obligations, or the Company’s successor’s obligations, under the Tax Receivable Agreement will accelerate and become due and payable, based on certain assumptions, including an assumption that the Company would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement, to the extent applicable, that any LLC Units that have not been exchanged are deemed exchanged for the fair market value of the Company’s Class A common stock at the time of termination.

As of June 30, 2020 , there have been no exchanges of LLC Units and as a result, the Company has not recorded a liability related to the Tax Receivable Agreement.